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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             _____________________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   January 29, 1997
                                                 -------------------------
                               CYBERONICS, INC.
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              (Exact name of registrant as specified in charter)


        DELAWARE                  000 - 19806                  76-0236465
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(State or other jurisdiction      (Commission                 IRS Employer
   of incorporation)              File Number)              Identification No.)



17448 HIGHWAY 3, STE. 100, WEBSTER, TEXAS                         77598-4135
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (281) 332-1375
                                                   ------------------------


                               NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

         On January 29, 1997, the Board of Directors of the Registrant declared a dividend distribution of one Preferred Shares Purchase Right (the "Rights") on each outstanding share of the Registrant's common stock. The dividend distribution will be made to stockholders of record as of 3:00 p.m. (Central Time) March 10, 1997. The Registrant will mail stockholder notices regarding the Rights within approximately two weeks after the record date. The Rights will expire on January 29, 2007.

         The information which is set forth in the Registrant's Press Release dated February 3, 1997 is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 (c)      Exhibits

                          99.1 Text of Press Release dated February 3, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 6, 1997                                Cyberonics, Inc.


                                    /s/ John K. Bakewell
                                    ----------------------------------------
                                    John K. Bakewell
                                    Executive Vice President, Finance and
                                    Administration and Chief Financial Officer





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